Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Moneyzone.com, Inc. (the "Company")
on Form 10-QSB for the period ending March 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John Iannetta,
President, Principal Executive, Accounting and Financial Officer of the Company,
certify, pursuant to 18 U.S.C. (S)1350, as adopted pursuant to (S)906 of the
Sarbanes-Oxley Act of 2002, that:

         (1)  The Report fully complies with the requirements of section 13(a)
or 15(d) of the Securities Exchange Act of 1934; and

         (2)  To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                   By:   /s/ John Iannetta
                   -------------------------
                             John Iannetta
                             President
                             Principal Executive, Accounting and Financial Officer
                             November 13, 2002